UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2022

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
none	none	(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Alphabet Inc. 2021 Stock Plan

At the Annual Meeting of Stockholders of Alphabet Inc. (“Alphabet”) held on June 1, 2022 (the “2022 Annual Meeting”), Alphabet’s stockholders approved an amendment to Alphabet Inc. 2021 Stock Plan (the “2021 Stock Plan”) to increase the share reserve by 4,000,000 shares of Class C capital stock.

A description of the 2021 Stock Plan and related matters was set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 22, 2022 (the “2022 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2021 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 Annual Meeting, Alphabet’s stockholders approved an amendment to the Alphabet’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares in connection with a 20-for-one stock split of Alphabet’s Class A common stock, Class B common stock, and Class C capital stock (the “Charter Amendment”). The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 3, 2022.

As previously announced, each Alphabet stockholder of record at the close of business on July 1, 2022 (the “Stock Split Record Date”) will receive, after the close of business on July 15, 2022, 19 additional shares for every one share held as of the Stock Split Record Date. Trading is expected to begin on a split-adjusted basis on July 18, 2022.

This description of the Charter Amendment is not complete and is qualified in its entirety by reference to the text of the Charter, as amended and restated, a copy of which is filed as Exhibit 3.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, Alphabet’s stockholders voted on twenty-one proposals as set forth below, all of which are described in detail in the 2022 Proxy Statement. Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 5, 2022 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2022 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2022 Annual Meeting to serve as directors of Alphabet until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Larry Page	592,852,727	10,483,152	444,070	30,350,444
Sergey Brin	592,848,088	10,485,256	446,605	30,350,444
Sundar Pichai	595,666,963	7,658,201	454,785	30,350,444
John L. Hennessy	553,426,687	49,316,543	1,036,719	30,350,444

Frances H. Arnold	589,868,660	12,865,280	1,046,009	30,350,444
L. John Doerr	570,481,269	32,801,993	496,687	30,350,444
Roger W. Ferguson, Jr.	598,326,295	4,942,318	511,336	30,350,444
Ann Mather	537,742,671	65,444,274	593,004	30,350,444
K. Ram Shriram	583,326,313	19,954,131	499,505	30,350,444
Robin L. Washington	590,506,893	12,772,617	500,439	30,350,444

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For	Against	Abstentions
617,716,269	15,840,842	573,282

3. The approval of an amendment to the 2021 Stock Plan to increase the share reserve by 4,000,000 shares of Class C capital stock. This proposal was approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
506,345,892	96,866,593	567,464	30,350,444

4. The approval of an amendment to Alphabet’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For	Against	Abstentions
609,336,661	24,202,969	590,763

5. A stockholder proposal regarding a lobbying report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
114,337,748	488,159,890	1,282,311	30,350,444

6. A stockholder proposal regarding a climate lobbying report. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
113,506,023	482,661,112	7,612,814	30,350,444

7. A stockholder proposal regarding a report on physical risks of climate change. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
107,101,112	494,683,281	1,995,556	30,350,444

8. A stockholder proposal regarding a report on water management risks. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
136,092,909	465,662,037	2,025,003	30,350,444

9. A stockholder proposal regarding a racial equity audit. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
134,699,006	466,991,436	2,089,507	30,350,444

10. A stockholder proposal regarding a report on concealment clauses. This is proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
72,130,367	528,736,242	2,913,340	30,350,444

11. A stockholder proposal regarding equal shareholder voting. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
200,212,885	402,897,885	669,179	30,350,444

12. A stockholder proposal regarding a report on government takedown requests. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
2,422,967	597,589,694	3,767,288	30,350,444

13. A stockholder proposal regarding a human rights assessment of data center siting. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
102,603,593	498,995,355	2,181,001	30,350,444

14. A stockholder proposal regarding a report on data collection, privacy, and security. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
73,742,058	528,275,894	1,761,997	30,350,444

15. A stockholder proposal regarding algorithm disclosures. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
117,998,457	483,701,300	2,080,192	30,350,444

16. A stockholder proposal regarding misinformation and disinformation. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
138,860,290	462,429,154	2,490,505	30,350,444

17. A stockholder proposal regarding a report on external costs of disinformation. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
21,171,063	578,562,198	4,046,688	30,350,444

18. A stockholder proposal regarding a report on board diversity. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
31,672,686	569,647,268	2,459,995	30,350,444

19. A stockholder proposal regarding the establishment of an environmental sustainability board committee. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
28,643,318	572,059,570	3,077,061	30,350,444

20. A stockholder proposal regarding a policy on non-management employee representative director. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
15,377,634	587,364,843	1,037,472	30,350,444

21. A stockholder proposal regarding a report on policies regarding military and militarized policing agencies. This proposal was not approved as set forth below:

For	Against	Abstentions	Broker Non-Votes
55,301,799	544,653,039	3,825,111	30,350,444

Item 8.01.	Other Events.

Effective as of June 1, 2022, Robin L. Washington will serve as a member of the Audit and Compliance Committee of the Board of Directors of Alphabet (the “Board”). Ms. Washington will continue to serve as chair of the Leadership Development, Inclusion and Compensation Committee of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.01	Amended and Restated Certificate of Incorporation of Alphabet Inc.

10.01	Alphabet Inc. Amended and Restated 2021 Stock Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

June 3, 2022	/s/ Kathryn W. Hall
Kathryn W. Hall
Assistant Secretary